                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

I.   RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                             714,268.67
         Available Funds:
              Contract Payments due and received in this period                                                       5,599,171.99
              Contract Payments due in prior period(s) and received in this period                                      510,703.31
              Contract Payments received in this period for next period                                                 235,195.07
              Sales, Use and Property Tax, Maintenance, Late Charges                                                    141,505.64
              Prepayment Amounts related to early termination in this period                                            126,731.23
              Servicer Advance                                                                                          681,833.98
              Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
              Transfer from Reserve Account                                                                              16,966.80
              Interest earned on Collection Account                                                                      13,013.47
              Interest earned on Affiliated Account                                                                       2,637.11
              Proceeds from repurchase of Contracts per Contribution and Servicing
                Agreement Section 5.03                                                                                        0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
                (Substituted contract < Predecessor contract)                                                                 0.00
              Amounts paid under insurance policies                                                                           0.00
              Any other amounts                                                                                               0.00

                                                                                                                     -------------
         Total Available Funds                                                                                        8,042,027.27
         Less: Amounts to be Retained in Collection Account                                                             731,235.91
                                                                                                                     -------------
         AMOUNT TO BE DISTRIBUTED                                                                                     7,310,791.36
                                                                                                                     =============


         DISTRIBUTION OF FUNDS:
              1.     To Trustee -  Fees                                                                                       0.00
              2.     To Servicer, any unreimbursed Nonrecoverable Advances or
                       Servicer Advances                                                                                510,703.31
              3.     To Noteholders (For Servicer Report immediately following
                       the Final Additional Closing Date)

                            a) Class A1 Principal and Interest                                                        4,470,468.62
                            a) Class A2 Principal (distributed after A1 Note
                                 matures) and Interest                                                                  210,100.00
                            a) Class A3 Principal (distributed after A2 Note
                                 matures) and Interest                                                                  353,168.75
                            a) Class A4 Principal (distributed after A3 Note
                                 matures) and Interest                                                                  518,751.20
                            b) Class B Principal and Interest                                                            96,538.05
                            c) Class C Principal and Interest                                                           193,663.54
                            d) Class D Principal and Interest                                                           131,715.91
                            e) Class E Principal and Interest                                                           183,193.97

              4.     To Reserve Account for Requirement per Indenture Agreement
                       Section 3.08                                                                                           0.00
              5.     To Issuer - Residual  Principal and Interest and Reserve
                       Account Distribution
                            a) Residual Interest (Provided no Restricting or
                                 Amortization Event in effect)                                                          200,284.68
                            b) Residual Principal (Provided no Restricting or
                                 Amortization Event in effect)                                                          147,851.87
                            c) Reserve Account Distribution (Provided no
                                 Restricting or Amortization Event in effect)                                            16,966.80
              6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                       Earned and Any Other Amounts                                                                     157,156.22
              7.     To Servicer, Servicing Fee and other Servicing Compensations                                       120,228.44
                                                                                                                     -------------
         TOTAL FUNDS DISTRIBUTED                                                                                      7,310,791.36
                                                                                                                     =============

                                                                                                                     -------------
         End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                                            731,235.91
                                                                                                                     =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                    $200,000.00     $4,876,395.87
         - Add Investment Earnings                                                                        669.47         16,297.33
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                                   0.00              0.00
         - Less Distribution to Certificate Account                                                       669.47         16,297.33
                                                                                                   -------------     -------------
End of period balance                                                                                $200,000.00     $4,876,395.87
                                                                                                   =============     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount,
  or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                      $200,000.00     $4,876,395.87
                                                                                                   =============     =============

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
              Pool A                                                                              237,088,960.62
              Pool B                                                                               45,045,238.83
                                                                                                  --------------
                                                                                                                    282,134,199.45
Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                   1,021,558.26
Class A Monthly Interest - Pool B                                                                     194,088.91

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  3,316,051.91
Class A Monthly Principal - Pool B                                                                  1,020,789.49
                                                                                                  --------------
                                                                                                                      4,336,841.40
Ending Principal Balance of the Class A Notes
              Pool A                                                                              233,772,908.71
              Pool B                                                                               44,024,449.34
                                                                                                  --------------    --------------
                                                                                                                    277,797,358.05
                                                                                                                    ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000      Original Face $286,080,000      Balance Factor
 $         4.249326              $            15.159541               97.104781%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
              Class A1                                                                             37,454,199.45
              Class A2                                                                             55,000,000.00
              Class A3                                                                             82,500,000.00
              Class A4                                                                            107,180,000.00

                                                                                                  --------------

Class A Monthly Interest                                                                                            282,134,199.45
              Class A1 (Actual Number Days/360)                                                       133,627.22
              Class A2                                                                                210,100.00
              Class A3                                                                                353,168.75
              Class A4                                                                                518,751.20

                                                                                                  --------------

Class A Monthly Principal
              Class A1                                                                              4,336,841.40
              Class A2                                                                                      0.00
              Class A3                                                                                      0.00
              Class A4                                                                                      0.00

                                                                                                  --------------
                                                                                                                      4,336,841.40
Ending Principal Balance of the Class A Notes
              Class A1                                                                             33,117,358.05
              Class A2                                                                             55,000,000.00
              Class A3                                                                             82,500,000.00
              Class A4                                                                            107,180,000.00

                                                                                                  --------------    --------------
                                                                                                                    277,797,358.05
                                                                                                                    ==============

Class A1
-------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $41,7005,000      Original Face $41,400,000      Balance Factor
 $         3.227711              $           104.754623              79.993618%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class B Notes
              Pool A                                                                                4,044,302.74
              Pool B                                                                                  768,389.14
                                                                                                  --------------
                                                                                                                      4,812,691.88

 Class B Overdue Interest, if any                                                                           0.00
 Class B Monthly Interest - Pool A                                                                     18,957.67
 Class B Monthly Interest - Pool B                                                                      3,601.82
 Class B Overdue Principal, if any                                                                          0.00
 Class B Monthly Principal - Pool A                                                                    56,565.76
 Class B Monthly Principal - Pool B                                                                    17,412.80
                                                                                                  --------------
                                                                                                                         73,978.56
 Ending Principal Balance of the Class B Notes
              Pool A                                                                                3,987,736.98
              Pool B                                                                                  750,976.34
                                                                                                  --------------    --------------
                                                                                                                      4,738,713.32
                                                                                                                    ==============

 ------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
 Original Face $4,880,000       Original Face $4,880,000       Balance Factor
  $            4.622846          $           15.159541               97.104781%
 ------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class C Notes
              Pool A                                                                                8,080,317.98
              Pool B                                                                                1,535,203.71
                                                                                                  --------------
                                                                                                                      9,615,521.69

 Class C Overdue Interest, if any                                                                           0.00
 Class C Monthly Interest - Pool A                                                                     38,536.38
 Class C Monthly Interest - Pool B                                                                      7,321.64
 Class C Overdue Principal, if any                                                                          0.00
 Class C Monthly Principal - Pool A                                                                   113,015.61
 Class C Monthly Principal - Pool B                                                                    34,789.91
                                                                                                  --------------
                                                                                                                        147,805.52
 Ending Principal Balance of the Class C Notes
              Pool A                                                                                7,967,302.37
              Pool B                                                                                1,500,413.80
                                                                                                  --------------    --------------
                                                                                                                      9,467,716.17
                                                                                                                    ==============

 -------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
 Original Face $9,750,000       Original Face $9,750,000       Balance Factor
  $           4.703387           $            15.159541              97.104781%
 -------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

VII. CLASS D NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class D Notes
              Pool A                                                                                5,386,878.64
              Pool B                                                                                1,023,469.15
                                                                                                  --------------
                                                                                                                      6,410,347.79

 Class D Overdue Interest, if any                                                                           0.00
 Class D Monthly Interest - Pool A                                                                     27,881.59
 Class D Monthly Interest - Pool B                                                                      5,297.31
 Class D Overdue Principal, if any                                                                          0.00
 Class D Monthly Principal - Pool A                                                                    75,343.74
 Class D Monthly Principal - Pool B                                                                    23,193.27
                                                                                                  --------------
                                                                                                                         98,537.01
 Ending Principal Balance of the Class D Notes
              Pool A                                                                                5,311,534.90
              Pool B                                                                                1,000,275.88
                                                                                                  --------------    --------------
                                                                                                                      6,311,810.78
                                                                                                                    ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $6,500,000        Original Face $6,500,000       Balance Factor
 $             5.104446          $             15.159540             97.104781%
-------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class E Notes
              Pool A                                                                                6,737,742.06
              Pool B                                                                                1,280,123.72
                                                                                                  --------------
                                                                                                                      8,017,865.78

 Class E Overdue Interest, if any                                                                           0.00
 Class E Monthly Interest - Pool A                                                                     50,375.85
 Class E Monthly Interest - Pool B                                                                      9,571.06
 Class E Overdue Principal, if any                                                                          0.00
 Class E Monthly Principal - Pool A                                                                    94,237.63
 Class E Monthly Principal - Pool B                                                                    29,009.43
                                                                                                  --------------
                                                                                                                        123,247.06
 Ending Principal Balance of the Class E Notes
              Pool A                                                                                6,643,504.43
              Pool B                                                                                1,251,114.29
                                                                                                  --------------    --------------
                                                                                                                      7,894,618.72
                                                                                                                    ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $8,130,000        Original Face $8,130,000       Balance Factor
 $            7.373544           $          15.159540                97.104781%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
              Pool A                                                                                8,082,852.08
              Pool B                                                                                1,535,685.17
                                                                                                  --------------
                                                                                                                      9,618,537.25

         Residual Interest - Pool A                                                                   168,814.76
         Residual Interest - Pool B                                                                    31,469.92
         Residual Principal - Pool A                                                                  113,051.05
         Residual Principal - Pool B                                                                   34,800.82
                                                                                                  --------------
                                                                                                                        147,851.87
         Ending Residual Principal Balance
              Pool A                                                                                7,969,801.03
              Pool B                                                                                1,500,884.35
                                                                                                  --------------    --------------
                                                                                                                      9,470,685.38
                                                                                                                    ==============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                               120,228.44
         - Servicer Advances reimbursement                                                                              510,703.31
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              157,156.22
                                                                                                                    --------------
              Total amounts due to Servicer                                                                             788,087.97
                                                                                                                    ==============

                       DVI RECEIVABLES XIV L.L.C. 2001/1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
               at the beginning of the related Collection Period                                                    269,421,054.12

             Aggregate Discounted Contract Balance of Additional Contracts acquired
               during Collection Period                                                                                       0.00

             Decline in Aggregate Discounted Contract Balance                                                         3,768,265.72

             Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                              --------------
               at the ending of the related Collection Period                                                       265,652,788.40
                                                                                                                    ==============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances                    3,647,290.59

                 - Principal portion of Prepayment Amounts                                            120,975.13

                 - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                                 0.00

                 - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                                0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                         0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                     0.00

                                                                                                  --------------
                          Total Decline in Aggregate Discounted Contract Balance                    3,768,265.72
                                                                                                  ==============


POOL B
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
               at the beginning of the related Collection Period                                                     51,188,109.72

             Aggregate Discounted Contract Balance of Additional Contracts acquired
               during Collection Period                                                                                       0.00

             Decline in Aggregate Discounted Contract Balance                                                         1,159,995.72

             Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                              --------------
               at the ending of the related Collection Period                                                        50,028,114.00
                                                                                                                    ==============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances                    1,154,905.91

                 - Principal portion of Prepayment Amounts                                              5,089.81

                 - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                                 0.00

                 - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                                0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                         0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                     0.00

                                                                                                  --------------
                          Total Decline in Aggregate Discounted Contract Balance                    1,159,995.72
                                                                                                  ==============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   315,680,902.40
                                                                                                                    ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                       Predecessor
                                                                      Discounted       Predecessor    Discounted
         Lease #        Lessee Name                                   Present Value    Lease #        Present Value
         --------------------------------------------------------     -------------    -----------    ---------------
                        NONE











                                                                      -------------                   ---------------
                                                          Totals:             $0.00                             $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                            $272,767,516.82
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X

         POOL B                                                                                       Predecessor
                                                                      Discounted       Predecessor    Discounted
         Lease #        Lessee Name                                   Present Value    Lease #        Present Value
         --------------------------------------------------------     -------------    -----------    ---------------
                        NONE











                                                                      -------------                   ---------------
                                                          Totals:             $0.00                             $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                             $52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                          0.00%

         *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
            (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR
            A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


         POOL A - NON-PERFORMING                                                                      Predecessor
                                                                      Discounted       Predecessor    Discounted
         Lease #        Lessee Name                                   Present Value    Lease #        Present Value
         --------------------------------------------------------     -------------    -----------    ---------------
                        NONE











                                                                      -------------                   ---------------
                                                          Totals:             $0.00                             $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                        $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                            $272,767,516.82
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                Predecessor
                                                                      Discounted       Predecessor    Discounted
         Lease #        Lessee Name                                   Present Value    Lease #        Present Value
         --------------------------------------------------------     -------------    -----------    ---------------
                        NONE











                                                                      -------------                   ---------------
                                                          Totals:             $0.00                             $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                             $52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

         *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
            (>180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE,
            OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2001

XV.  POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
         This Month                        330,262.47            This Month                       315,680,902.40
         1 Month Prior                      76,308.48            1 Month Prior                    320,609,163.84
         2 Months Prior                     10,614.34            2 Months Prior                   325,093,057.74

         Total                             417,185.29            Total                            961,383,123.98

         a) 3 MONTH AVERAGE                139,061.76            b) 3 MONTH AVERAGE               320,461,041.33

         c) a/b                                 0.04%

2.       Does a Delinquency Condition Exist (1c > 6%)?                                            Yes                No           X
                                                                                                     -----------       ------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                    Yes                No           X
                                                                                                     -----------       ------------
         B. An Indenture Event of Default has occurred and is then continuing?                    Yes                No           X
                                                                                                     -----------       ------------

4.       Has a Servicer Event of Default occurred?                                                Yes                No           X
                                                                                                     -----------       ------------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                         Yes                No           X
                                                                                                     -----------       ------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                                 Yes                No           X
                                                                                                     -----------       ------------
         C. As of any Determination date, the sum of all defaulted contracts since
              the Closing date exceeds 6% of the ADCB on the Closing Date?                        Yes                No           X
                                                                                                     -----------       ------------

6.       Aggregate Discounted Contract Balance at Closing Date                                           Balance    $273,612,728.90
                                                                                                                    ---------------

         DELINQUENT LEASE SUMMARY

                  Days Past Due         Current Pool Balance          # Leases
                  -------------         --------------------          --------
                        31 - 60                 6,190,431.43                41
                        61 - 90                 1,216,398.79                 9
                       91 - 180                   330,262.47                11


         Approved By:
         Matthew E. Goldenberg
         Assistant Treasurer